Notes Receivable	12 Months Ended
Dec. 31, 2013
Notes Receivable [Abstract]
Notes Receivable

6. Notes receivable

Notes receivable consist of the following at December 31:

	2012	2013
Secured notes receivable	$10,135	$2,987
ALS Note Receivable (1)	68,028	72,801
	$78,163	$75,788

(1)In 2012 we obtained the ALS Note Receivable as part of the ALS transaction with an effective interest of 6.8% per year. After the repayment of the ALS Coupon Liability, the ALS Note Receivable entitles us to receive future cash up to the total amount paid under the ALS Coupon Liability. For further details refer to the ALS Transaction as described in Note 1.